     THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|



                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                            13-5160382
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)

48 Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)            (Zip code)



                            CALENERGY COMPANY, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                            94-2213782
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

302 South 36th Street, Suite 400
Omaha, Nebraska                                     68131
(Address of principal executive offices)            (Zip code)



               Guarantee of Convertible Preferred Securities of
                          CalEnergy Capital Trust III
                      (Title of the indenture securities)

1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

         Superintendent of Banks of the     2 Rector Street, New York,
         State of New York                  N.Y.  10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York   33 Liberty Plaza, New York,
                                            N.Y.  10045

         Federal Deposit Insurance          Washington, D.C.  20429
         Corporation

         New York Clearing House            New York, New York   10005
         Association

         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                      -2-

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         6.  The consent of the Trustee required by Section 321(b) of the Act.
             (Exhibit 6 to Form T-1 filed with Registration Statement
             No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of January, 1998.


                                        THE BANK OF NEW YORK



                                        By: /s/ JAMES W.P. HALL
                                           -------------------------------
                                            Name:  JAMES W.P. HALL
                                            Title: VICE PRESIDENT

                                                                     EXHIBIT 7
Consolidated Report of Condition of
T H E  B A N K  O F  N E W  Y O R K
of 48 Wall Street, New York, N.Y. 10286

    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                         DOLLAR AMOUNTS
ASSETS                                                    IN THOUSANDS
------                                                    ------------
Cash and balances due from depository
 institutions:
     Noninterest-bearing balances and
      currency and coin ..............................     $ 5,004,638
     Interest-bearing  balances ......................       1,271,514
Securities:
     Held-to-maturity securities .....................       1,105,782
     Available-for-sale securities ...................       3,164,271
Federal funds sold and Securities purchased under
   agreements to resell ..............................       5,723,829
Loans and lease financing receivables:
     Loans and leases, net of unearned
      income .............................. 34,916,196
     LESS: Allowance for loan and
      lease losses .........................   581,177
     LESS: Allocated transfer
      risk reserve .........................       429
     Loans and leases, net of unearned income,
      allowance, and reserve .........................      34,334,590
Assets held in trading accounts ......................       2,035,284
Premises and fixed assets (including capitalized
 leases) .............................................         671,664
Other real estate owned ..............................          13,306
Investments in unconsolidated subsidiaries and
 associated companies ................................         210,685
Customers' liability to this bank on acceptances
 outstanding .........................................       1,463,446
Intangible assets ....................................         753,190
Other assets .........................................       1,784,795
                                                             ---------
Total assets .........................................     $57,536,995
                                                           ===========

LIABILITIES
Deposits:
     In domestic offices .............................     $27,270,824
     Noninterest-bearing .................. 12,160,977
     Interest-bearing ..................... 15,109,847
     In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..........................      14,687,806
     Noninterest-bearing ....................  657,479
     Interest-bearing ..................... 14,030,327
Federal funds purchased and Securities sold under
 agreements to repurchase ............................       1,946,099
Demand notes issued to the U.S. Treasury .............         283,793
Trading liabilities ..................................       1,553,539
Other borrowed money:
     With remaining maturity of one year or less .....       2,245,014
     With remaining maturity of more than one
      year through three years .......................               0
     With remaining maturity of more than three years           45,664
Bank's liability on acceptances executed and
 outstanding .........................................       1,473,588
Subordinated notes and debentures ....................       1,018,940
Other liabilities ....................................       2,193,031
                                                             ---------
Total liabilities ....................................      52,718,298
                                                            ----------
EQUITY CAPITAL
Common stock .........................................       1,135,284
Surplus ..............................................         731,319
Undivided profits and capital reserves ...............       2,943,008
Net unrealized holding gains (losses) on available-
for-sale securities ..................................          25,428
Cumulative foreign currency translation adjustments ..         (16,342)
                                                               -------
Total equity capital .................................       4,818,697
                                                             ---------
Total liabilities and equity capital .................     $57,536,995
                                                           ===========

         I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

     J. Carter Bacot        |
     Thomas A. Renyi        |  Directors
     Alan R. Griffith       |